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PRUDENTIAL HIGH YIELD FUND, INC.

CERTIFICATE OF CORRECTION
to
ARTICLES SUPPLEMENTARY

Prudential High Yield Fund, Inc., a Maryland corporation having its principal office in Baltimore City, Maryland (the “Corporation”), hereby certifies to the Maryland State Department of Assessments and Taxation (the “SDAT”) that:

FIRST:     Articles Supplementary of the Corporation were filed with the SDAT on December 8, 2006 (under the prior name of the Corporation, Dryden High Yield Fund, Inc.) and said Articles Supplementary require correction as permitted by Section 1-207 of the Maryland General Corporation Law.

SECOND:     The signature block of the Articles Supplementary as filed was as follows:

     “IN WITNESS WHEREOF, DRYDEN TOTAL RETURN BOND FUND, INC. has caused these presents to be signed in its name and on its behalf by its President and witnessed by its Assistant Secretary on December 8, 2006.

WITNESS:     DRYDEN TOTAL RETURN BOND

     FUND INC.

By:                                   By:

     Claudia DiGiacomo,               Judy A. Rice,

     Assistant Secretary               President

     THE UNDERSIGNED, President of DRYDEN TOTAL RETURN BOND FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary which this certificate is made a part, hereby acknowledges in the name of and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of her knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                         By: _______________________

                              Judy A. Rice, President”

THIRD:     The signature block of the Articles Supplementary as corrected is as follows:

     “IN WITNESS WHEREOF, DRYDEN HIGH YIELD FUND, INC. has caused these presents to be signed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on December 8, 2006.

WITNESS:     DRYDEN HIGH YIELD

     FUND INC.

By:                                    By:

     Claudia DiGiacomo,               Judy A. Rice,

     Assistant Secretary               President

     THE UNDERSIGNED, Vice President of DRYDEN HIGH YIELD FUND, INC., who executed on behalf of the Corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges in the name of and on behalf of the Corporation the foregoing Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of her knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

                         By: _______________________

                              Judy A. Rice, President”

FOURTH:     The inaccuracy or defect in the Articles Supplementary previously filed is that the name of the Corporation was incorrectly listed in the signature block as “DRYDEN TOTAL RETURN BOND FUND, INC.” rather than “DRYDEN HIGH YIELD FUND, INC.”

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Correction to be executed in the same manner in which the Articles Supplementary being corrected were required to be executed on this 8th day of August, 2011.

WITNESS:     PRUDENTIAL HIGH YIELD FUND, INC.

/s/ Jonathan D. Shain                         By:     /s/ Scott E.Benjamin

Jonathan D. Shain,                              Scott E. Benjamin,

Assistant Secretary                              Vice President

THE UNDERSIGNED, Vice President of Prudential High Yield Fund, Inc., who executed on behalf of the Corporation the foregoing Certificate of Correction of which this certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Certificate of Correction to Articles Supplementary to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under the penalties of perjury.

/s/ Scott E. Benjamin

Scott E. Benjamin, Vice President